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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):               May 21, 1997
                                                            -------------------




                           HOME PRODUCTS INTERNATIONAL, INC.
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                 (Exact name of Registrant as specified in its Charter)




        Delaware                    0-17237                      36-4147027
------------------------   ------------------------       ---------------------
(State of Incorporation)   (Commission File Number)            (IRS Employee
                                                          Identification Number)








         4501 West 47th Street
           Chicago, Illinois                                        60632
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(Address of principal executive offices)                          (Zip Code)



                               (Not Applicable)
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        (Former name or former address, if changed since last report)





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ITEM 5.    OTHER EVENTS

     On May 21, 1997, the Board of Directors (the "BOARD OF DIRECTORS") of Home Products International, Inc. (the "COMPANY") declared a dividend distribution of one Right for each outstanding share of common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company to stockholders of record at the close of business on August 20, 1997 (the "RECORD DATE"). Except as described below, each Right, when exercisable, entitles the registered holder to purchase from the Company one one-hundredth of a share of Series B Junior Participating Preferred Stock, par value $0.01 per share (the "PREFERRED STOCK"), at a price of $40.00 per one one-hundredth share (the "EXERCISE PRICE"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "RIGHTS AGREEMENT") between the Company and ChaseMellon Shareholder Services, L.L.C. as Rights Agent.

     Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Right certificates will be distributed. Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "ACQUIRING PERSON") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "SHARE ACQUISITION DATE") or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to the time that any person becomes an Acquiring Person) following the commencement of (or a public announcement of an intention to make) a tender or exchange offer if, upon consummation thereof, such person or group would be the beneficial owner of 15% or more of such outstanding shares of Common Stock, (the earlier of such dates being called the "DISTRIBUTION DATE"), the Rights will be evidenced by the Common Stock certificates together with a copy of the Summary of Rights and not by separate certificates.

     The Rights Agreement also provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the transfer of any certificates for Common Stock, with or without a copy of the Summary of Rights Plan, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("RIGHT CERTIFICATES") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date and will expire at the earliest of (i) August 20, 2007 (the "FINAL EXPIRATION DATE"), (ii) the redemption of the Rights by the Company as described below, and (iii) the exchange of all Rights for Common Stock as described below.

     In the event that any person (other than the Company, its affiliates or any person receiving newly-issued shares of Common Stock directly from the Company) becomes the beneficial owner of 15% or more of the then outstanding shares of Common Stock, each holder of a Right will thereafter have the right to receive, upon exercise at the then current exercise price of the Right, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right.

     In the event that, at any time following the Share Acquisition Date, the Company is acquired in a merger or other business combination transaction or 50% or more of the Company's assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to

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receive, upon exercise at the then current exercise price of the Right, common stock of the acquiring or surviving company having a value equal to two times the exercise price of the Right.

     Notwithstanding the foregoing, following the occurrence of any of the events set forth in the preceding two paragraphs (the "TRIGGERING EVENTS"), any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will immediately become null and void.

     The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution, among other circumstances, in the event of a stock dividend on, or a subdivision, split, combination, consolidation or reclassification of, the Preferred Stock or the Common Stock, or a reverse split of the outstanding shares of Preferred Stock or the Common Stock.

     At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Stock and prior to the acquisition by such person or group of 50% or more of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group, which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

     The Company will not be required to issue fractional shares of Preferred Stock or Common Stock (other than fractions in multiples of one one-hundredths of a share of Preferred Stock) and, in lieu thereof, an adjustment in cash may be made based on the then current market price of the Preferred Stock or Common Stock.

     At any time after the date of the Rights Agreement until the time that a person becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "REDEMPTION PRICE"), which may (at the option of the Company) be paid in cash, shares of Common Stock or other consideration deemed appropriate by the Board of Directors. Upon the effectiveness of any action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The provisions of the Rights Agreement may be amended by the Company, except that any amendment adopted after the time that a person becomes an Acquiring Person may not adversely affect the interests of holders of Rights.

     As of August 1, 1997, there were 6,662,184 shares of Common Stock outstanding. Each outstanding share of Common Stock on August 20, 1997 will receive one Right. Two hundred fifty thousand (250,000) shares of Preferred Stock will be reserved for issuance in the event of exercise of the Rights.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired, and under certain circumstances the Rights beneficially

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owned by such a person or group may become void.  The Rights should not interfere with any merger or other business combination approved by the Board of Directors because, if the Rights would become exercisable as a result of such merger or business combination, the Board of Directors may, at its option, at any time prior to the time that any Person becomes an Acquiring Person, redeem all (but not less than all) of the then outstanding Rights at the Redemption Price.

     A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits



          EXHIBIT NO.                        EXHIBIT
          -----------                        -------
              1            Form of Rights Agreement dated as of May 21,
                           1997, between Home Products International, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit B thereto the Form of Right Certificate. Incorporated by reference from
                           Exhibit 4.2 to Form S-2 Registration Statement (File No. 333-25871) filed on April 25, 1997.


              2            Press Release dated August 15, 1997.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HOME PRODUCTS INTERNATIONAL, INC.



                                       By: /s/    James R. Tennant
                                           ------------------------------------
                                                  James R. Tennant
                                                  Chairman of the Board
                                                  and Chief Executive Officer


Date:  August 18, 1997






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                                EXHIBIT INDEX




EXHIBIT NO.                      EXHIBIT                    PAGE
-----------                      -------                    ----
     1              Form of Rights Agreement dated          ____
                    as of May 21, 1997, between Home
                    Products International, Inc. and
                    ChaseMellon Shareholder
                    Services, L.L.C., as Rights
                    Agent, which includes as Exhibit
                    B thereto the Form of Right
                    Certificate.  Incorporated by
                    reference from Exhibit 4.2 to
                    Form S-2 Registration Statement
                    (File No. 333-25871) filed on
                    April 25, 1997.



     2              Press Release dated August 15, 1997.        E-1









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